SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2004

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-11)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pusuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2004


                             Payment Date: 11/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        65,900,818.43    3.236632%       972,630.67    177,747.26    1,150,377.93       0.00       0.00
                        2A1       263,184,786.04    3.990075%     1,945,690.65    875,105.77    2,820,796.42       0.00       0.00
                        3A1        70,385,767.28    4.874409%        47,597.99    285,907.49      333,505.48       0.00       0.00
                        3A2         4,928,044.85    4.874409%         3,332.56     20,017.75       23,350.32       0.00       0.00
Residual                AR                  0.00    3.236632%             0.00          0.17            0.17       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,635,036.76    4.019070%         3,049.20     18,873.01       21,922.20       0.00       0.00
                        B1          3,899,644.91    4.019070%         2,110.15     13,060.79       15,170.94       0.00       0.00
                        B2          2,812,531.62    4.019070%         1,521.90      9,419.80       10,941.70       0.00       0.00
                        B3          2,164,253.06    4.019070%         1,171.11      7,248.57        8,419.68       0.00       0.00
                        B4            867,695.93    4.019070%           469.52      2,906.11        3,375.63       0.00       0.00
                        B5            653,070.40    4.019070%           353.39      2,187.28        2,540.67       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        420,431,649.27     -            2,977,927.14  1,412,474.00    4,390,401.14     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        64,928,187.76              0.00
                                2A1       261,239,095.39              0.00
                                3A1        70,338,169.29              0.00
                                3A2         4,924,712.28              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,631,987.56              0.00
                                B1          3,897,534.76              0.00
                                B2          2,811,009.72              0.00
                                B3          2,163,081.95              0.00
                                B4            867,226.40              0.00
                                B5            652,717.02              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        417,453,722.13     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    65,900,818.43     3.236632% 12669FA78    13.336496      2.437231    890.280924
                           2A1   263,184,786.04     3.990075% 12669FA86     7.220837      3.247688    969.509177
                           3A1    70,385,767.28     4.874409% 12669FA94     0.670536      4.027717    990.887783
                           3A2     4,928,044.85     4.874409% 12669FE66     0.670536      4.027717    990.887783
Residual                   AR              0.00     3.236632% 12669FB28     0.000000      1.665052      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,635,036.76     4.019070% 12669FB36     0.539681      3.340355    996.811958
                           B1      3,899,644.91     4.019070% 12669FB44     0.539681      3.340355    996.811958
                           B2      2,812,531.62     4.019070% 12669FB51     0.539681      3.340355    996.811958
                           B3      2,164,253.06     4.019070% 12669FD83     0.539681      3.340355    996.811958
                           B4        867,695.93     4.019070% 12669FD91     0.539681      3.340355    996.811958
                           B5        653,070.40     4.019070% 12669FE25     0.539681      3.340355    996.811958
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     420,431,649.27       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        67,725,429.57   271,556,998.11    78,171,294.45
Loan count                    134              522              139
Avg loan rate           4.000541%        4.737703%        5.133409%
Prepay amount          942,352.58     1,797,277.72        10,353.54

                          Total
                          -----
Prin balance       417,453,722.13
Loan count                    795
Avg loan rate                4.69
Prepay amount        2,749,983.84

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        42,937.09       168,237.27        16,296.62
Sub servicer fees          281.04           113.73             0.00
Trustee fees               515.25         2,051.31           586.68


Agg advances                  N/A              N/A              N/A
Adv this period          5,792.27        10,926.88         4,335.43

                          Total
                          -----
Master serv fees       227,470.98
Sub servicer fees          394.77
Trustee fees             3,153.24


Agg advances                  N/A
Adv this period         21,054.58

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              21,904.73        81,306.45        23,162.81
Fraud                  752,982.68     2,794,936.84       796,229.47
Special Hazard       3,314,783.70             0.00             0.00

                          Total
                          -----
Bankruptcy             126,373.99
Fraud                4,344,148.99
Special Hazard       3,314,783.70


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.188706%           100.000000%            404,399,416.60
   -----------------------------------------------------------------------------
   Junior            3.811294%             0.000000%             16,023,557.41
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           8                 4,208,972.38
60 to 89 days                           0                         0.00
90 or more                              1                   550,000.00
Foreclosure                             0                         0.00

Totals:                                 9                 4,758,972.38
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,390,401.14          4,390,401.14
Principal remittance amount            2,977,927.14          2,977,927.14
Interest remittance amount             1,412,474.00          1,412,474.00